October 7, 2009
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Sheridan
Ward
McKenzie
Dawson
Golden Valley
Mercer
Prairie

Bakken producers Abraxas operated wells
Bakken permits Abraxas non-operated wells
2008-2009
Bakken Sleeper
Numerous additional
opportunities
(operated and non-operated)
± 60,000 gross acres,
± 30,000 net acres
NO LEASE EXPIRATIONS -
acreage principally held by
production
MINIMAL RESERVES
BOOKED TO-DATE
SECOND SMALL WI
NON-OP WELL - Q4 2009
 AXAS: 3 operated lease
 blocks within 1 location of
 commercial Bakken /
 Three Forks production with
 potential of:
  ~ 44 net Bakken wells
 *
  ~ 44 net Three Forks
 wells *
Montana   North Dakota
Parshall
Nesson
Anticline
Elm
Coulee
Rough
Rider
* 320 acre spacing in 1280 acre unit

The Bakken Advantage
 Total enterprise value - Proved PV10 =
 Bakken acreage value / Net Bakken acres = Bakken value per acre

Small-cap Bakken Players
	Bakken value per acre	Q2 2009 Boepd
Company A	$ 1,258	210
Company B	$ 2,679	4,526
Company C	$ 4,400	566
Company D	$ 6,857	497
Company E	$11,999	4,319

AXAS	$ 177	4,513
AXAS pro-forma merger utilizing mid-year proved reserves
 on a typical bank price deck
Source: Company filings with the SEC

TEV / Proved Boe
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-

TEV / Boepd
$195,000
$175,000
$155,000
$135,000
$115,000
$95,000
$75,000
$55,000
$35,000
$15,000

Peer Group Analysis
Source: Company filings with the SEC and market capitalization on September 23, 2009

All E&P analysis includes STXX, PINN, EPEX, DNE, GPR, GSX, CFW, CPE, DBLE, TMR, NGAS, MHR, GMET, RAME, AEZ, EPM, PLLL, EXXI, WRES, KOG, AREX, END, GEOI,
 GST, PETD, FXEN, REXX, PHX, CWEI, NOG, PQ, GMXR, GPOR, VQ, ATPG, DPTR, BEXP, SGY, SFY, CRZO, ROSE, BPZ, MMR, MCF, GTE, GDP, PVA, BRY, ARD, ME, BBG,
 CRK, SM, UNT, FST, WLL, CXO, XEC, PXD, COG, DNR, NFX, HK, CLR, UPL, RRC, NBL, SWN, CHK, EOG, XTO, APC, DVN, APA
Micro-cap E&P analysis includes STXX, PINN, EPEX, DNE, GPR, GSX, CFW, CPE, DBLE, TMR, NGAS, MHR, GMET, RAME, AEZ, EPM, PLLL, EXXI, WRES, KOG, AREX, END,
 GEOI, GST, PETD, FXEN, REXX, PHX, CWEI
AXAS pro-forma merger
191% undervalued compared to all E&P in analysis
309% undervalued compared to micro-cap E&P
Mean equates to an AXAS share price of:
$8.33
Mean equates to an AXAS share price of:
$4.07
71% undervalued compared to all E&P in analysis
66% undervalued compared to micro-cap E&P

G&A / Boe
$25.00
$20.00
$15.00
$10.00
$5.00
$-

LOE / Boe
$25.00
$20.00
$15.00
$10.00
$5.00
$-

LTD / Proved Boe
$20.00
$15.00
$10.00
$5.00
$-

Peer Group Analysis
Source: Company filings with the SEC
Micro-cap E&P analysis includes STXX, PINN, EPEX, DNE, GPR, GSX, CFW, CPE, DBLE, TMR, NGAS, MHR, GMET, RAME, AEZ, EPM, PLLL, EXXI, WRES, KOG, AREX, END,
 GEOI, GST, PETD, FXEN, REXX, PHX, CWEI
AXAS pro-forma merger
331% under average of micro-cap E&P
In-line with average micro-cap E&P
9% over average of micro-cap E&P

Special Situation
 ▪ Exciting upside (not just the Bakken)
 ▪ Undervalued
 ▪ Why ?
 ▪ 26 months in SEC
 ▪ Complicated financials
 ▪ Analyst & investors don’t relish homework
 ▪ Solution !
 ▪ Merger closed - October 5, 2009
 ▪ Tell the story
 ▪ Straight forward financials (except MTM on commodity swaps)

Background
 ➢ Abraxas Petroleum Corporation
 ▪ Founded in 1977
 ▪ NASDAQ: AXAS
 ➢ 2006 - 2008: Upstream MLPs were reincarnated
 ▪ Attractive cost of capital - yields < 10%
 ➢ Abraxas Energy was formed in May 2007 as an upstream master limited partnership (“MLP”) to produce, develop and acquire oil and gas properties
 ▪ AXAS contributed properties to MLP
 – Sold 53% to institutional investors ($100 million private placement)
 ▪ Lehman Brothers / Citigroup / Merrill Lynch
 ▪ Top-tick market: 9% yield
 – AXAS retained 47% of MLP
 – AXAS owns 100% of general partner, which manages MLP
 ▪ MLP required to “go public”

IPO Timeline
2007
 July 2007 - MLP filed initial registration statement (S-1) for IPO
 November 2007 - cleared by the SEC (S-1/A #4)
 November 2007 - won bid on large property acquisition from St. Mary - financed with senior bank debt & 2nd lien bridge (extension from private investors)
2008
 July 2008 - cleared by the SEC (S-1/A #7)
 July 2008 - lead underwriter walked
 September 2008 - new underwriting syndicate in place (S-1/A #8)
 September 2008 - financial world started its collapse
     (extension from private investors)
2009
 January 2009 - maturity date of sub. debt extended to July 1
 January 2009 - MLP yields > 20% = downsize IPO, need 2nd lien
      (underwriting syndicate walks)
 March 2009 - new underwriting syndicate in place (S-1/A #9), launch 2nd lien
 April 2009 - new 2nd lien terms unacceptable / vicious circle / explore alternatives
     (extension from private investors)

E&P MLP Peer Group Performance
(assumes $100 investment at IPO)
225
200
175
150
125
100
75
50
25
0
Jan-06
Mar-06
May-06
Jul-06
Aug-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
S&P 500
CEP Constellation Energy
VNR Vanguard Resources
LINE Linn Energy
ATN Atlas Energy
QELP Quest Energy
EVEP EV Energy
LGCY Legacy Reserves
PSE Pioneer Southwest
BBEP BreitBurn Energy
ENP Encore Energy

Upstream MLP Meltdown
 Market darling à ??
 ▪ Last IPO - April 2008
 ▪ 4 MLPs - suspended distributions
 ▪ Bank support diminished for upstream MLPs

Situation:

MLP needed to re-finance 2nd lien bridge loan

- New 2nd lien "restricted" distributions
  - No IPO for MLP
  - $0 cash to AXAS
  - No IPO, no 2nd lien

AXAS faced with potential massive dilution

- Exchange and registration rights / stockholder vote
- MLP private investors opposed to small IPO

Best Solution:

Merge MLP back into AXAS

- $ million ? = 'fair' terms for all stakeholders

Alternatives

May – June – Negotiated merger terms with private investors

June 18 – Announced intent to merge

June 30 – Announced execution of definitive agreements

July 10 – Filed preliminary proxy statement with SEC

- SEC – received 10 comments on August 18th
- Amendment No. 2 filed on August 19th
- SEC – received 4 comments on September 1st

September 8 – Mailed definitive proxy statement to stockholders

October 5 – Closed merger

- **Units sold for $16.67 per common unit**
- **Units bought back for $6.00 per common unit**
- **Exchange ratio: 4.25 shares of AXAS common stock**
    - **26.2 million issuance**
- **90-day lock-up / 3-year staggered lock-up thereafter**

Merger Events

New and Improved AXAS
Abraxas Petroleum Corporation
 • High quality assets
 • Daily production of 4,510 Boe (27.1 MMcfe)
 • Proved reserves of 27.9 MMBoe (167.3 Bcfe)
 • Unparalleled upside opportunities
 ▪ 163 proved undeveloped locations
 ▪ Numerous additional identified locations
 ▪ 85% of PDP hedged through 2012 and 70% in 2013
 ▪ $74.47 per barrel and $6.21 per MMbtu
 • NASDAQ: AXAS
 • Fully diluted shares outstanding: ~76 million
 ▪ ~50% institutional
 ▪ ~10% insider
 • Current average trading volume: ~400,000 shares per day
 • Total long-term debt: ~$145 million

Overview of Properties

Property Overview
➢ Predictable, long-lived production
 ▪ R/P ratio of 16.9 years (PD of 9.3 years)
 ▪ Conventional and unconventional reservoirs
➢ 1,811 gross (429 net) producing wells: average working interest 24%
 ▪ ~690 gross (250 net) wells/units comprise top 90% by PV
➢ Substantial inventory: 163 proved undeveloped locations
 ▪ Numerous additional identified locations
➢ 307,310 gross (160,141 net) acres
 ▪ No material lease expiry issues or drilling commitments
➢ Operational control - over 80% of PV10
 ▪ Over 30 years of operational history
 ▪ Efficient, low-cost operator
 ▪ Long history of drilling success

High Quality Assets
ND
SD
MT
WY
CO
UT
TX
OK
AR
LA
Proved Reserves (MMBoe): 27.9
 - Proved Developed: 55%
 - Gas/Oil %:   71/29%
 - Operated: 83%
Abraxas Petroleum Corporation
Net proved reserves as of June 1, 2009
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play

Coast
27%
Mountain
25%
Mid-
Continent
12%

Coast
26%
Mountain
30%
Mid-
Continent
14%
Permian

Reserve / Production Summary
Proved Reserves - 27.9 MMBoe
Production - 4,510 Boepd
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended June 30, 2009
Rocky
Permian
Basin
36%
Gulf
Rocky
Basin
30%
Gulf

3.0
2.5
2.0
1.5
1.0
0.5
-
MMBoe
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
PDP
PDNP
PUD

Production Profile
Net proved reserves as of June 1, 2009
Next 5 years - 9%
Thereafter - 8%
Projected Annual PDP Decline Rate

ND
SD
MT
WY
CO
UT
TX
OK
LA
Unparalleled Upside Potential
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Medicine Pole Hills Unit
Bowman Co., ND
2 PUD
Red River B: 9,350’
Operator: Continental
Cow Hollow Field
Lincoln Co., WY
32 PUD
Frontier: 11,000’
Operator: Kerr-McGee
Pittsburg County CBM
Pittsburg Co., OK
53 PUD
Hartshorne Coal: 3,000’
Operator: Chesapeake / Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
10 PUD (4 PDNP)
Edwards: 13,500’
Operator: Abraxas
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Oates SW
Pecos Co., TX
5 PUD
Devonian: 14,000’
Montoya: 16,000’
Operator: Abraxas
ROC Complex
Ward Co., TX
7 PUD
Devonian: 13,000’
Montoya: 14,000’
Operator: Abraxas
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Wolfberry Trend
Natural Buttes Field
(Chapita Wells Unit)
Uintah Co., UT
20 PUD
Wasatch: 7,000’
Operator: EOG Resources
Roosevelt Field
Billings Co., ND
4 PUD
Nisku: 10,000’
Operator: Abraxas/Summit
North Fork Field
McKenzie Co., ND
6 PUD
Bakken: 10,000’
Red River: 14,000’
Operator: Abraxas
Comertown South Field
Sheridan Co., MT
2 PUD
Red River: 11,000’
Operator: Abraxas
Eastern Shelf
Coke Co., TX
3 PUD
Strawn 6,700’
Operator: Abraxas
Beulah Coleman
Midland Co., TX
5 PUD
Devonian: 11,000’
Operator: Abraxas
Barnett / Woodford
Shale Play
Eagle Ford
Shale Play

Near-Term Projects

ND
SD
MT
WY
CO
UT
TX
OK
LA
AL
Near-Term Operated Projects
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Brooks Draw Field
Converse /
Niobrara Co., WY
15 INCR
Operator: Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
10 PUD (4 PDNP)
Edwards: 13,500’
Operator: Abraxas
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Spires Ranch
Nolan Co., TX
10 INCR
Strawn: 6,750’
Ellenburger: 7,000’
Operator: Abraxas
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Wolfberry Trend
North Fork Field
McKenzie Co., ND
1 PUD
Red River: 14,000’
Operator: Abraxas
Comertown South Field
Sheridan Co., MT
2 PUD
Red River: 11,000’
Operator: Abraxas
Barnett / Woodford
Shale Play
Eagle Ford
Shale Play

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Brooks Draw, Wyoming • Turner horizontal • Completing • AXAS 100% WI	Bakken/Three Forks, North Dakota • 2nd AXAS well • BTA operated • Q4 2009 • AXAS 10% WI
Comertown, Montana • 11,000’ Red River • Q4 2009 • AXAS 100% WI	Haynesville Shale, Louisiana • 1st AXAS well • XTO operated • Currently drilling • AXAS 2% WI
Spires Ranch, West Texas • 7,000’ Ellenburger • Completing • AXAS 100% WI
All near-term projects targeting OIL, except non-op Haynesville Shale
Non-op wells gather information

Business Plan
 ▪ Close merger - October 5th
 ▪ Allocate portion of 2010 CapEx to Bakken
 ▪ Investigate Bakken acceleration
 ▪ Financial partner
 ▪ Industry farmout
 ▪ Non-core asset sales
 ▪ Pay down debt
 ▪ 50/50 oil/gas production mix by end of 2010
 ▪ Awareness of NOL preservation
 ▪ Increase Eagle Ford position
 ▪ Principally in oil leg
 ▪ Increase investor interest
 ▪ Increase analyst coverage

NASDAQ: AXAS

Appendix

Rocky Mountain
➢ 7.0 MMBoe of proved reserves
➢ 75% proved developed
➢ 75% crude oil
➢ 1,210 Boepd of production
➢ 15.7 R/P ratio
➢ 894 gross (110 net) producing wells
➢ 67 PUD locations
➢ 97,279 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Unita Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Medicine Pole Hills Unit
Bowman Co., ND
2 PUD
Red River B: 9,350’
Operator: Continental
Natural Buttes Field
(Chapita Wells Unit)
Uintah Co., UT
20 PUD
Wasatch: 7,000’
Operator: EOG Resources
Cow Hollow Field
Lincoln Co., WY
32 PUD
Frontier: 11,000’
Operator: Kerr-McGee
Bakken Shale Play / Three Forks / Sanish
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended June 30, 2009
Roosevelt Field
Billings Co., ND
4 PUD
Nisku: 10,000’
Operator: Abraxas/Summit
North Fork Field
McKenzie Co., ND
6 PUD
Bakken: 10,000’
Red River: 14,000’
Operator: Abraxas
Comertown South Field
Sheridan Co., MT
2 PUD
Red River: 11,000’
Operator: Abraxas

ND
8
9
10
11
12
13
14
17
18
20
21
22
23
24
Comertown, South Field
544 MBO/ 2 Wells
Comertown Field
2,367 MBO/5 Wells
36N 57E

Rocky Mountain
Drilling Opportunities
➢ In-fill drilling
➢ 3 prospects in addition to Bakken opportunities
 ▪ Comertown South *
 ▪ North Fork
 ▪ Bone Trail
➢ Target - Red River
 ▪ 11,000’ - 14,000’
➢ 3-D defined structures
 ▪ known O/W contact
➢ WI: 80% - 100%
➢ 8/8’s D&C - $1.7 mm
➢ 8/8’s EUR - 250,000 - 1,000,000 Boe
➢ F&D - $1.70 - $6.80 / Boe
➢ Operated by Abraxas
MT
Bone Trail Field
Williams Co., ND
1 PUD
Red River: 13,000’
Operator: Abraxas
Comertown South Field
Sheridan Co., MT
2 PUD
Red River: 11,000’
Operator: Abraxas
North Fork Field
McKenzie Co., ND
1 PUD
Red River: 14,000’
Operator: Abraxas
* Near-term projects

Rocky Mountain
Drilling Opportunities
➢ Development drilling
 ▪ 14,000 acres HBP
 ▪ 23 sq. mile 3-D
 ▪ 11 producing wells
➢ Multiple targets
 ▪ Niobrara - 7,300’
 ▪ Turner - 7,900’
 ▪ Mowry - 8,600’
➢ Bakken style completions
 (Lakeside - IP 250 Bopd)
➢ 3-D identified fracture orientation
➢ WI: 100%
➢ 8/8’s D&C - $3.5 mm
➢ 8/8’s EUR - 200,000 Boe
➢ F&D - $17.50 / Boe
➢ Operated by Abraxas
WY
Brooks Draw Field
Converse /
Niobrara Co., WY
15 INCR
Operator: Abraxas
Peregrine #5H
Completing

Mid-Continent
➢ 3.4 MMBoe of proved reserves
➢ 73% proved developed
➢ 85% natural gas
➢ 720 Boepd of production
➢ 13.0 R/P ratio
➢ 602 gross (103 net) producing wells
➢ 53 PUD locations
➢ 22,937 net acres
➢ Primary producing basins include:
 ▪ Anadarko Basin (Western OK)
 ▪ Arkoma Basin (Eastern OK)
 ▪ ARK-LA-TEX
➢ Cana Shale (Cimarex, Devon, Chesapeake) - HBP
➢ Haynesville Shale - HBP
TX
KS
OK
AR
LA
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Pittsburg County CBM
Pittsburg Co., OK
53 PUD
Hartshorne Coal: 3,000’
Operator: Chesapeake / AXAS
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended June 30, 2009

Permian Basin
Permian Basin
➢ 10.1 Bcfe of proved reserves
➢ 39% proved developed
➢ 83% natural gas
➢ 1,405 Boepd of production
➢ 19.7 R/P ratio
➢ 236 gross (161 net) producing wells
➢ 30 PUD locations
➢ 31,237 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
➢ Barnett / Woodford Shale - fee minerals
TX
Oates SW
Pecos Co., TX
5 PUD
Devonian: 14,000’
Montoya: 16,000’
Operator: Abraxas
ROC Complex
Ward Co., TX
7 PUD
Devonian: 13,000’
Montoya: 14,000’
Operator: Abraxas
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended June 30, 2009
Beulah Coleman
Midland Co., TX
5 PUD
Devonian: 11,500’
Operator: Abraxas
Millican Reef Unit
Coke Co., TX
3 PUD
Strawn: 6,700’
Operator: Abraxas
Barnett / Woodford
Shale Play
Wolfberry Trend

➢ Field extension
 ▪ Spires Ranch, Nolan County
 ▪ 20 sq. mile 3-D
 ▪ 5,640 acre lease
➢ Dual target
 ▪ Strawn - 6,750’
 ▪ Ellenburger - 7,000’
➢ 3-D identified structures
➢ 10+ locations identified
➢ WI: 100%
➢ 8/8’s D&C - $0.7 mm
➢ 8/8’s EUR - 80,000 Boe / formation
➢ F&D - $8.75 / Boe
➢ No PUDs / Un-booked upside
➢ Operated by Abraxas
TX
Permian Basin
Drilling Opportunities
Ellenburger
Strawn
Identified locations
Existing producers
Spires Ranch 202 #1
Completing

Gulf Coast
Gulf Coast
➢ 7.4 Bcfe of proved reserves
➢ 49% proved developed
➢ 92% natural gas
➢ 1,175 Boepd of production
➢ 17.2 R/P ratio
➢ 79 gross (55 net) producing wells
➢ 13 PUD locations
➢ 8,688 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
➢ Eagle Ford Shale - HBP
TX
LA
AL
MS
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
10 PUD (4 PDNP)
Edwards: 13,500’
Operator: Abraxas
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended June 30, 2009
Eagle Ford
Shale Play

Gulf Coast
Drilling Opportunities
Yoakum Field
DeWitt / Lavaca Co., TX
7 PUD (4 PDNP)
Edwards: 13,500’
Operator: Abraxas
➢ In-fill drilling
 ▪ ~3,500 acres HBP
 ▪ 10 producing wells
 ▪ 100 acre spacing
 ▪ PDNP - frac’s
➢ Target - Edwards: 13,500’
➢ Behind pipe - Eagle Ford
 ▪ Trend study underway
➢ Modern fracture stimulations
 (IP - > 6 MMcfpd)
➢ WI: 75 - 100%
➢ 8/8’s D&C - $4.6 mm
➢ 8/8’s EUR - 3.5 Bcf
➢ F&D - $1.31 / Mcf
➢ Operated by Abraxas
TX
Nordheim
& Wagner Fields
DeWitt Co., TX
3 PUD
Edwards: 13,500’
Operator: Abraxas
Eagle Ford
Shale Play

Gulf Coast
Drilling Opportunities
TX
➢ 1950 - Superior Oil Company
➢ 1993 - Acquired from Mobil
 ▪ > 500 Bcfe to-date
 ▪ 70 different sand intervals
 ▪ Frio: 7,000’ - 9,000’
 ▪ Vicksburg: > 9,000’
 ▪ >40 producing wells
 ▪ 9 SWD
➢ In-fill drilling / deepening opportunities
 ▪ 7 Frio locations
 ▪ 3 Vicksburg locations
➢ WI: 100%
➢ 8/8’s D&C - $1.0 mm
➢ 8/8’s EUR - 80,000 Boe
➢ F&D - $12.50 / Boe
➢ Operated by Abraxas
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
7 INCR
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Portilla
(8100 Sand)
PDP wells
INCR locations
Welder #85
Drilled: August 2007
IP - 100 Bopd
Current - 25-30 Bopd
 $1.5 - 2.0 mm per year
 2% decline

Operator: Continental Resources
Average IP: 185 Boepd
WI: 4%
ND
WY
UT
OK
WI: 4%
AR
TX
LA

2008-2009 OBO Drilling Activity
23 wells drilled in 2008
7 wells drilled in 2009
Chapita Wells Unit
Uintah County, UT
Operator: EOG Resources
Average IP: 1.1 MMcfepd
WI: 1%
7 wells drilled in 2008
Medicine Pole Hills West Unit
Bowman County, ND
3 wells drilled in 2008
1 well drilled in 2009
Mansfield Prospect
Scott County, AR
Operator: XTO Energy
Average IP: 2.2 MMcfepd
2 wells drilled in 2008
1 well drilled in 2009
Bear Creek Field
Bienville Parish, LA
Operator: El Paso
Average IP: 2.3 MMcfepd
WI: 2%
1 well drilled in 2008
Red Oak Prospect
Latimer County, OK
Operator: Unit Petroleum
IP: 2.1 MMcfepd
WI: 12%
2 wells drilled in 2008
Cow Creek / Moxa Arch
Lincoln County, WY
Operator: Kerr McGee
Average IP: 1.2 MMcfepd
WI: 1%
1 well drilled in 2008
2 wells drilled in 2009
Sawyer Field
Sutton County, TX
Operator: Highmount
Average IP: 0.2 MMcfepd
WI: 4%
1 well drilled in 2009
North Fork (Bakken)
McKenzie County, ND
Operator: Continental Resources
IP: 760 Boepd
WI: 1%

NASDAQ: AXAS